UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-10395
Pioneer Series Trust VII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Pioneer CAT Bond Fund
Class A / ACBAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer CAT Bond Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$182	1.70%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class A shares at NAV returned 13.98%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 5.39% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive performance during the period, but there were a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  Hurricane Helene made landfall on September 26 in the “Big Bend” area of Florida, as a Category 4 event. Expected insured losses, including the National Flood Insurance Program (NFIP), are estimated to be below $15 billion. Primary insurers will retain most of the losses and impact on the event-linked bonds in which the Fund invests is expected to be very limited.
  Hurricane Milton made landfall on October 9 south of Tampa, Florida, as a Category 3 hurricane. Preliminary insured loss estimates, excluding NFIP, are between $25 billion and $40 billion. NFIP losses are anticipated to range from the low to mid-single billions, which means the NFIP CAT bonds will not be activated. A significant share of the insured losses is likely to be absorbed by the primary insurance companies. The catastrophe bonds held by the Fund tend to remain above these loss levels, which we believe will have a negligible impact on the Fund.
  As of October 31, 2024, the North Atlantic hurricane season resulted in 15 named storms 10 hurricanes and 4 major hurricanes. Many of these events did not make landfall in the U.S. For those making U.S. landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were not significantly negatively affected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class A (with sales charge)	8.89%	11.48%
Class A (without sales charge)	13.98%	14.43%
Bloomberg US Aggregate Bond Total Return Index	10.55%	2.46%
ICE BofA 3-Month US Treasury Bill Total Return Index	5.39%	5.28%
*
Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 1/27/23 through 10/31/24. Index information shown in the graph above is from 1/31/23 through 10/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$439,152,721%
Total number of portfolio holdings	151^^
Total advisory fee paid	$3,235,416
Portfolio turnover rate	25%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2024)*
Event Linked Bonds	92.1
Collateralized Reinsurance	7.9
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34037-00-A-1224

Pioneer CAT Bond Fund
Class K / ACBKX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer CAT Bond Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$143	1.33%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class K shares at NAV returned 14.43%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 5.39% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive performance during the period, but there were a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  Hurricane Helene made landfall on September 26 in the “Big Bend” area of Florida, as a Category 4 event. Expected insured losses, including the National Flood Insurance Program (NFIP), are estimated to be below $15 billion. Primary insurers will retain most of the losses and impact on the event-linked bonds in which the Fund invests is expected to be very limited.
  Hurricane Milton made landfall on October 9 south of Tampa, Florida, as a Category 3 hurricane. Preliminary insured loss estimates, excluding NFIP, are between $25 billion and $40 billion. NFIP losses are anticipated to range from the low to mid-single billions, which means the NFIP CAT bonds will not be activated. A significant share of the insured losses is likely to be absorbed by the primary insurance companies. The catastrophe bonds held by the Fund tend to remain above these loss levels, which we believe will have a negligible impact on the Fund.
  As of October 31, 2024, the North Atlantic hurricane season resulted in 15 named storms 10 hurricanes and 4 major hurricanes. Many of these events did not make landfall in the U.S. For those making U.S. landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were not significantly negatively affected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class K shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class K	14.43%	14.86%
Bloomberg US Aggregate Bond Total Return Index	10.55%	2.46%
ICE BofA 3-Month US Treasury Bill Total Return Index	5.39%	5.28%
*
Performance of Class K shares of the Fund shown in the graph above is from the inception of Class K shares on 1/27/23 through 10/31/24. Index information shown in the graph above is from 1/31/23 through 10/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$439,152,721%
Total number of portfolio holdings	151^^
Total advisory fee paid	$3,235,416
Portfolio turnover rate	25%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2024)*
Event Linked Bonds	92.1
Collateralized Reinsurance	7.9
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34038-00-K-1224

Pioneer CAT Bond Fund
Class Y / CBYYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer CAT Bond Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$156	1.46%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class Y shares at NAV returned 14.27%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 5.39% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive performance during the period, but there were a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  Hurricane Helene made landfall on September 26 in the “Big Bend” area of Florida, as a Category 4 event. Expected insured losses, including the National Flood Insurance Program (NFIP), are estimated to be below $15 billion. Primary insurers will retain most of the losses and impact on the event-linked bonds in which the Fund invests is expected to be very limited.
  Hurricane Milton made landfall on October 9 south of Tampa, Florida, as a Category 3 hurricane. Preliminary insured loss estimates, excluding NFIP, are between $25 billion and $40 billion. NFIP losses are anticipated to range from the low to mid-single billions, which means the NFIP CAT bonds will not be activated. A significant share of the insured losses is likely to be absorbed by the primary insurance companies. The catastrophe bonds held by the Fund tend to remain above these loss levels, which we believe will have a negligible impact on the Fund.
  As of October 31, 2024, the North Atlantic hurricane season resulted in 15 named storms 10 hurricanes and 4 major hurricanes. Many of these events did not make landfall in the U.S. For those making U.S. landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were not significantly negatively affected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class Y	14.27%	14.71%
Bloomberg US Aggregate Bond Total Return Index	10.55%	2.46%
ICE BofA 3-Month US Treasury Bill Total Return Index	5.39%	5.28%
*
Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 1/27/23 through 10/31/24. Index information shown in the graph above is from 1/31/23 through 10/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$439,152,721%
Total number of portfolio holdings	151^^
Total advisory fee paid	$3,235,416
Portfolio turnover rate	25%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2024)*
Event Linked Bonds	92.1
Collateralized Reinsurance	7.9
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34039-00-Y-1224

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $45,000 billed by Deloitte & Touche LLP for the year ended October 31, 2024 and $87,149 billed by Ernst & Young LLP for the year ended October 31, 2023.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $0 billed by Deloitte & Touche LLP and $101 billed by Ernst & Young for the year ended October 31, 2024 and $781 billed by Ernst & Young LLP for the year ended October 31, 2023.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $15,000 and $30,557 by Ernst & Young LLP for during the fiscal years ended October 31, 2024 and 2023, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2024 or 2023.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2024 and 2023, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $15,000 and $30,557 by Ernst & Young LLP for during the fiscal years ended October 31, 2024 and 2023, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Pioneer CAT Bond Fund
Annual Report  |  October 31, 2024

A: ACBAX	K: ACBKX	Y: CBYYX

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Pioneer CAT Bond Fund | Annual Report | 10/31/241

Schedule of Investments  |  10/31/24

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 91.4% of Net Assets#
	Event Linked Bonds — 84.2%
	Earthquakes – California — 3.6%
1,510,000(a)	Sutter Re, 11.313%, (3 Month U.S. Treasury Bill + 675 bps), 6/19/26 (144A)	$ 1,563,001
7,000,000(a)	Sutter Re, 14.313%, (3 Month U.S. Treasury Bill + 975 bps), 6/19/26 (144A)	7,339,500
2,100,000(a)	Torrey Pines Re, 9.758%, (3 Month U.S. Treasury Bill + 522 bps), 6/5/26 (144A)	2,164,470
500,000(a)	Torrey Pines Re, 10.553%, (1 Month U.S. Treasury Bill + 600 bps), 6/7/27 (144A)	520,800
1,750,000(a)	Ursa Re, 10.042%, (3 Month U.S. Treasury Bill + 550 bps), 12/7/26 (144A)	1,824,550
2,250,000(a)	Ursa Re, 13.803%, (3 Month U.S. Treasury Bill + 925 bps), 12/7/26 (144A)	2,366,325
		$15,778,646

	Earthquakes – Chile — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 9.613%, (SOFR + 479 bps), 3/31/26 (144A)	$ 253,675
	Earthquakes - Europe — 0.2%
EUR1,000,000(a)	Azzurro Re II, 9.719%, (3 Month EURIBOR + 650 bps), 4/20/28 (144A)	$ 1,088,729
	Earthquakes - Japan — 1.8%
8,000,000(a)	Nakama Re, 6.869%, (3 Month U.S. Treasury Bill + 235 bps), 4/4/29 (144A)	$ 7,996,800
	Earthquakes – Mexico — 0.5%
1,500,000(a)	International Bank for Reconstruction & Development, 9.043%, (SOFR + 422 bps), 4/24/28 (144A)	$ 1,522,500
500,000(a)	International Bank for Reconstruction & Development, 16.043%, (SOFR + 1,122 bps), 4/24/28 (144A)	502,650
		$2,025,150

	Earthquakes – U.S. — 5.0%
5,750,000(a)	Acorn Re, 7.663%, (1 Month U.S. Treasury Bill + 310 bps), 11/5/27 (144A)	$ 5,750,000
5,750,000(a)	Acorn Re, 7.666%, (1 Month U.S. Treasury Bill + 310 bps), 11/7/25 (144A)	5,750,000
5,500,000(a)	Logistics Re, 10.566%, (1 Month U.S. Treasury Bill + 600 bps), 12/21/27 (144A)	5,499,453
The accompanying notes are an integral part of these financial statements.
2Pioneer CAT Bond Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Earthquakes – U.S. — (continued)
250,000(a)	Nakama Re, 6.92%, (3 Month Term SOFR + 250 bps), 5/9/28 (144A)	$ 250,075
1,000,000(a)	Ursa Re, 10.061%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	1,023,200
1,500,000(a)	Ursa Re II, 9.542%, (3 Month U.S. Treasury Bill + 500 bps), 6/16/25 (144A)	1,512,000
2,000,000(a)	Veraison Re, 9.313%, (3 Month U.S. Treasury Bill + 475 bps), 3/8/27 (144A)	2,061,600
		$21,846,328

	Earthquakes – U.S. & Canada — 1.5%
6,500,000(a)	Acorn Re, 7.042%, (3 Month U.S. Treasury Bill + 250 bps), 11/7/24 (144A)	$ 6,480,500
	Flood – U.S. — 3.4%
3,500,000(a)	FloodSmart Re, 16.383%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 3,583,650
7,750,000(a)	FloodSmart Re, 18.553%, (3 Month U.S. Treasury Bill + 1,400 bps), 3/12/27 (144A)	8,157,650
1,000,000(a)	FloodSmart Re, 21.70%, (1 Month U.S. Treasury Bill + 1,715 bps), 3/11/26 (144A)	1,055,800
2,000,000(a)	FloodSmart Re, 21.792%, (3 Month U.S. Treasury Bill + 1,725 bps), 3/12/27 (144A)	2,058,600
250,000(a)	FloodSmart Re, 26.95%, (1 Month U.S. Treasury Bill + 2,240 bps), 3/11/26 (144A)	225,000
		$15,080,700

	Health – U.S. — 0.5%
500,000(a)	Vitality Re XIII, 6.553%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 497,300
1,000,000(a)	Vitality Re XV, 7.061%, (3 Month U.S. Treasury Bill + 250 bps), 1/7/28 (144A)	998,800
500,000(a)	Vitality Re XV, 8.063%, (3 Month U.S. Treasury Bill + 350 bps), 1/7/28 (144A)	500,200
		$1,996,300

	Multiperil – Florida — 0.2%
1,000,000(a)	Sanders Re, 12.701%, (3 Month U.S. Treasury Bill + 814 bps), 6/5/26 (144A)	$ 1,065,000
	Multiperil – Puerto Rico — 0.1%
500,000(a)	Puerto Rico Parametric Re, 13.542%, (1 Month U.S. Treasury Bill + 900 bps), 6/7/27 (144A)	$ 525,250
	Multiperil – U.S. — 19.3%
2,250,000(a)	Aquila Re, 10.042%, (3 Month U.S. Treasury Bill + 550 bps), 6/7/27 (144A)	$ 2,306,025
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/243

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
3,750,000(a)	Aquila Re, 13.542%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/27 (144A)	$ 3,973,125
3,000,000(a)	Atela Re, Ltd., 18.813%, (3 Month U.S. Treasury Bill + 1,425 bps), 5/9/27 (144A)	3,142,800
750,000(a)	Baldwin Re, 9.05%, (3 Month U.S. Treasury Bill + 450 bps), 7/7/27 (144A)	769,725
1,000,000(a)	Blue Halo Re, 19.792%, (3 Month U.S. Treasury Bill + 1,525 bps), 2/24/25 (144A)	950,000
5,250,000(a)	Foundation Re, 10.80%, (3 Month U.S. Treasury Bill + 625 bps), 1/8/27 (144A)	5,402,250
3,250,000(a)	Four Lakes Re, 10.303%, (3 Month U.S. Treasury Bill + 575 bps), 1/7/27 (144A)	3,334,825
250,000(a)	Four Lakes Re, 11.021%, (3 Month U.S. Treasury Bill + 646 bps), 1/7/26 (144A)	257,400
2,750,000(a)	Four Lakes Re, 14.042%, (3 Month U.S. Treasury Bill + 950 bps), 1/7/27 (144A)	2,885,575
6,000,000(a)	Herbie Re, 10.542%, (3 Month U.S. Treasury Bill + 600 bps), 1/7/28 (144A)	5,638,200
1,500,000(a)	Herbie Re, 13.553%, (3 Month U.S. Treasury Bill + 900 bps), 1/7/28 (144A)	1,399,200
1,500,000(a)	High Point Re, 10.30%, (3 Month U.S. Treasury Bill + 575 bps), 1/6/27 (144A)	1,536,300
1,100,000(a)	Hypatia Re, 15.042%, (3 Month U.S. Treasury Bill + 1,050 bps), 4/8/26 (144A)	1,149,830
7,500,000(a)	Matterhorn Re, 10.103%, (SOFR + 525 bps), 3/24/25 (144A)	7,507,500
750,000(a)	Merna Re II, 11.816%, (3 Month U.S. Treasury Bill + 725 bps), 7/7/27 (144A)	772,984
5,625,000(a)	Merna Re II, 12.072%, (3 Month U.S. Treasury Bill + 753 bps), 7/7/25 (144A)	5,870,250
350,000(a)	Merna Re II, 12.311%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	367,500
5,000,000(a)	Merna Re II, 13.066%, (3 Month U.S. Treasury Bill + 850 bps), 7/7/27 (144A)	5,258,880
11,250,000(a)	Mystic Re, 16.553%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	11,526,750
500,000(a)	Residential Re, 4.553%, (3 Month U.S. Treasury Bill + 0 bps), 12/6/24 (144A)	498,450
500,000(a)	Residential Re, 10.592%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	492,600
500,000(a)	Residential Re, 10.843%, (3 Month U.S. Treasury Bill + 629 bps), 12/6/24 (144A)	498,500
2,500,000(a)	Residential Re, 16.562%, (3 Month U.S. Treasury Bill + 1,202 bps), 12/6/25 (144A)	2,482,500
The accompanying notes are an integral part of these financial statements.
4Pioneer CAT Bond Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
4,750,000(a)	Sanders Re, 10.313%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	$ 4,930,500
250,000(a)	Sanders Re II, 7.542%, (3 Month U.S. Treasury Bill + 300 bps), 4/7/25 (144A)	250,750
1,500,000(a)	Sanders Re III, 7.973%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	1,499,250
700,000(a)	Sanders Re III, 10.116%, (3 Month U.S. Treasury Bill + 555 bps), 4/7/27 (144A)	727,020
2,550,000(a)	Solomon Re, 10.062%, (3 Month U.S. Treasury Bill + 552 bps), 6/8/26 (144A)	2,620,380
3,900,000(a)	Stabilitas Re, 13.056%, (3 Month U.S. Treasury Bill + 849 bps), 6/5/26 (144A)	4,020,120
1,250,000(a)	Sussex Re, 12.923%, (3 Month U.S. Treasury Bill + 836 bps), 1/8/25 (144A)	1,256,250
1,650,000(a)	Topanga Re, 9.611%, (3 Month U.S. Treasury Bill + 505 bps), 1/8/26 (144A)	1,640,925
		$84,966,364

	Multiperil – U.S. & Canada — 10.0%
5,750,000(a)	Ashera Re, 9.561%, (3 Month U.S. Treasury Bill + 500 bps), 4/7/27 (144A)	$ 5,852,925
3,000,000(a)	Atlas Re, 17.475%, (SOFR + 1,250 bps), 6/8/27 (144A)	3,343,500
3,050,000(a)	Galileo Re, 11.542%, (3 Month U.S. Treasury Bill + 700 bps), 1/7/28 (144A)	3,147,905
3,200,000(a)	Galileo Re, 11.55%, (3 Month U.S. Treasury Bill + 700 bps), 1/8/26 (144A)	3,265,920
2,250,000(a)	Kilimanjaro II Re, 10.792%, (3 Month U.S. Treasury Bill + 625 bps), 6/30/28 (144A)	2,313,450
4,500,000(a)	Kilimanjaro II Re, 11.792%, (3 Month U.S. Treasury Bill + 725 bps), 6/30/28 (144A)	4,688,100
1,625,000(a)	Kilimanjaro III Re, 16.91%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	1,685,125
3,000,000(a)	Kilimanjaro III Re, 16.91%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	3,016,200
3,250,000(a)	Mona Lisa Re, 11.561%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	3,314,025
500,000(a)	Mona Lisa Re, 14.303%, (3 Month U.S. Treasury Bill + 975 bps), 6/25/27 (144A)	547,650
3,350,000(a)	Mystic Re IV, 10.642%, (3 Month U.S. Treasury Bill + 610 bps), 1/8/25 (144A)	3,363,400
250,000(a)	Mystic Re IV, 16.253%, (3 Month U.S. Treasury Bill + 1,169 bps), 1/8/25 (144A)	252,625
3,000,000(a)	Northshore Re II, 12.542%, (3 Month U.S. Treasury Bill + 800 bps), 7/8/25 (144A)	3,111,600
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/245

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
5,000,000(a)	Ramble Re, 10.803%, (3 Month U.S. Treasury Bill + 625 bps), 3/5/27 (144A)	$ 4,875,000
1,000,000(a)	Titania Re, 17.083%, (1 Month U.S. Treasury Bill + 1,253 bps), 2/27/26 (144A)	1,064,700
		$43,842,125

	Multiperil – U.S. Regional — 1.7%
250,000(a)	Aquila Re, 10.213%, (3 Month U.S. Treasury Bill + 565 bps), 6/8/26 (144A)	$ 259,450
400,000(a)	Aquila Re, 12.833%, (3 Month U.S. Treasury Bill + 827 bps), 6/8/26 (144A)	422,720
1,400,000(a)	Aquila Re, 13.748%, (3 Month U.S. Treasury Bill + 918 bps), 6/8/26 (144A)	1,492,400
1,150,000(a)	Locke Tavern Re, 9.345%, (3 Month U.S. Treasury Bill + 478 bps), 4/9/26 (144A)	1,185,190
4,000,000(a)	Long Point Re IV, 8.80%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	4,079,600
		$7,439,360

	Multiperil – Worldwide — 6.7%
2,150,000(a)	Atlas Capital, 12.67%, (SOFR + 772 bps), 6/5/26 (144A)	$ 2,198,805
9,250,000(a)	Cat Re 2001, 17.053%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/27 (144A)	9,436,850
2,500,000(a)	Kendall Re, 10.803%, (3 Month U.S. Treasury Bill + 625 bps), 4/30/27 (144A)	2,594,750
10,000,000(a)	Kendall Re, 12.303%, (3 Month U.S. Treasury Bill + 775 bps), 4/30/27 (144A)	10,160,000
5,000,000(a)	Montoya Re, 11.653%, (1 Month U.S. Treasury Bill + 710 bps), 4/7/25 (144A)	5,058,000
		$29,448,405

	Windstorm – Europe — 0.7%
EUR2,000,000(a)	Blue Sky Re, 8.822%, (3 Month EURIBOR + 575 bps), 1/26/27 (144A)	$ 2,251,425
EUR750,000(a)	Windmill III Re DAC, 8.488%, (3 Month EURIBOR + 525 bps), 7/5/28 (144A)	810,509
		$3,061,934

	Windstorm – Florida — 5.1%
2,000,000(a)	Armor Re, 14.803%, (3 Month U.S. Treasury Bill + 1,025 bps), 5/7/27 (144A)	$ 2,096,000
600,000(a)	First Coast Re, 9.52%, (3 Month U.S. Treasury Bill + 952 bps), 4/7/26 (144A)	627,060
3,000,000(a)	Integrity Re, 17.813%, (1 Month U.S. Treasury Bill + 1,325 bps), 6/6/26 (144A)	2,250,000
The accompanying notes are an integral part of these financial statements.
6Pioneer CAT Bond Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Windstorm – Florida — (continued)
1,500,000(a)	Integrity Re, 27.563%, (1 Month U.S. Treasury Bill + 2,300 bps), 6/6/26 (144A)	$ 967,500
500,000(a)	Marlon Re, 11.566%, (3 Month U.S. Treasury Bill + 700 bps), 6/7/27 (144A)	503,250
2,000,000(a)	Merna Re II, 13.316%, (3 Month U.S. Treasury Bill + 875 bps), 7/7/27 (144A)	1,995,000
7,000,000(a)	Palm Re, 14.061%, (1 Month U.S. Treasury Bill + 950 bps), 6/7/27 (144A)	7,320,600
3,600,000(a)	Purple Re, 13.561%, (1 Month U.S. Treasury Bill + 900 bps), 6/7/27 (144A)	3,726,720
2,250,000(a)	Winston Re, 14.818%, (3 Month U.S. Treasury Bill + 1,025 bps), 2/26/27 (144A)	2,361,375
500,000(a)	Winston Re, 16.318%, (3 Month U.S. Treasury Bill + 1,175 bps), 2/26/27 (144A)	377,500
		$22,225,005

	Windstorm – Florida & Louisana — 0.5%
2,250,000(a)	Nature Coast Re, 14.568%, (3 Month U.S. Treasury Bill + 1,000 bps), 12/7/26 (144A)	$ 2,300,625
	Windstorm – Jamaica — 0.7%
3,000,000(a)	International Bank for Reconstruction & Development, 12.01%, (SOFR + 719 bps), 12/29/27 (144A)	$ 3,060,900
	Windstorm – Japan — 1.2%
2,050,000(a)	Black Kite Re, 11.362%, (3 Month U.S. Treasury Bill + 682 bps), 6/9/25 (144A)	$ 2,106,170
1,000,000(a)	Sakura Re, 6.963%, (3 Month U.S. Treasury Bill + 241 bps), 4/7/25 (144A)	1,006,300
1,500,000(a)	Tomoni Re, 7.311%, (3 Month U.S. Treasury Bill + 275 bps), 4/7/26 (144A)	1,495,950
750,000(a)	Tomoni Re, 7.792%, (3 Month U.S. Treasury Bill + 325 bps), 4/5/28 (144A)	742,725
		$5,351,145

	Windstorm – Massachusetts — 0.5%
2,000,000(a)	Mayflower Re, 4.50%, (1 Month U.S. Treasury Bill + 450 bps), 7/8/27 (144A)	$ 2,066,600
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/247

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Windstorm – Mexico — 0.8%
1,500,000(a)	International Bank for Reconstruction & Development, 17.048%, (SOFR + 1,222 bps), 4/24/28 (144A)	$ 1,551,000
2,000,000(a)	International Bank for Reconstruction & Development, 18.548%, (SOFR + 1,372 bps), 4/24/28 (144A)	2,105,800
		$3,656,800

	Windstorm - New York — 0.5%
2,000,000(a)	MetroCat Re, 5.75%, (3 Month U.S. Treasury Bill + 575 bps), 5/8/26 (144A)	$ 2,050,600
	Windstorm – North Carolina — 1.1%
500,000(a)	Blue Ridge Re, 12.553%, (1 Month U.S. Treasury Bill + 800 bps), 1/8/27 (144A)	$ 519,500
4,000,000(a)	Longleaf Pine Re, 22.053%, (1 Month U.S. Treasury Bill + 1,750 bps), 5/25/27 (144A)	4,406,000
		$4,925,500

	Windstorm – Texas — 1.6%
1,500,000(a)	Alamo Re, 6.00%, (1 Month U.S. Treasury Bill + 600 bps), 6/7/27 (144A)	$ 1,566,750
500,000(a)	Alamo Re, 12.064%, (1 Month U.S. Treasury Bill + 752 bps), 6/7/25 (144A)	519,250
1,500,000(a)	Alamo Re, 12.311%, (1 Month U.S. Treasury Bill + 775 bps), 6/7/27 (144A)	1,562,550
3,000,000(a)	Alamo Re, 15.813%, (1 Month U.S. Treasury Bill + 1,125 bps), 6/7/26 (144A)	3,182,100
		$6,830,650

	Windstorm – U.S. — 5.9%
5,000,000(a)	Alamo Re, 12.945%, (1 Month U.S. Treasury Bill + 839 bps), 6/7/26 (144A)	$ 5,244,500
750,000(a)	Bonanza Re, 10.173%, (3 Month U.S. Treasury Bill + 562 bps), 3/16/25 (144A)	747,750
1,500,000(a)	Cape Lookout Re, 12.981%, (1 Month U.S. Treasury Bill + 842 bps), 4/28/26 (144A)	1,569,450
500,000(a)	Gateway Re, 18.502%, (1 Month U.S. Treasury Bill + 1,396 bps), 2/24/26 (144A)	542,450
2,500,000(a)	Lower Ferry Re, 8.98%, (1 Month U.S. Treasury Bill + 443 bps), 7/8/26 (144A)	2,579,250
1,900,000(a)	Lower Ferry Re, 9.82%, (1 Month U.S. Treasury Bill + 527 bps), 7/8/26 (144A)	1,962,510
1,750,000(a)	Mayflower Re, 4.691%, (1 Month U.S. Treasury Bill + 469 bps), 7/8/26 (144A)	1,810,725
3,250,000(a)	Mayflower Re, 10.557%, (1 Month U.S. Treasury Bill + 602 bps), 7/8/26 (144A)	3,388,775
The accompanying notes are an integral part of these financial statements.
8Pioneer CAT Bond Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
700,000(a)	Merna Re II, 14.811%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	$ 741,930
3,250,000(a)	Purple Re, 17.548%, (1 Month Term SOFR + 1,281 bps), 4/24/26 (144A)	3,185,000
3,950,000(a)	Queen Street Re, 12.076%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	4,062,575
		$25,834,915

	Windstorm – U.S. & Canada — 1.1%
4,750,000(a)	Titania Re, 17.716%, (1 Month U.S. Treasury Bill + 1,315 bps), 2/27/26 (144A)	$ 5,052,575
	Windstorm – U.S. Gulf — 0.1%
500,000(a)	3264 Re, 22.542%, (3 Month U.S. Treasury Bill + 1,800 bps), 7/8/27 (144A)	$ 544,400
	Windstorm – U.S. Multistate — 3.2%
1,000,000(a)	Charles River Re, 11.311%, (1 Month U.S. Treasury Bill + 675 bps), 5/10/27 (144A)	$ 1,025,600
4,250,000(a)	Gateway Re, 4.542%, (1 Month U.S. Treasury Bill + 0 bps), 12/23/24 (144A)	4,236,825
1,000,000(a)	Gateway Re, 4.542%, (1 Month U.S. Treasury Bill + 0 bps), 1/8/25 (144A)	996,900
750,000(a)	Gateway Re, 10.061%, (1 Month U.S. Treasury Bill + 550 bps), 7/8/27 (144A)	766,725
5,250,000(a)	Gateway Re, 14.55%, (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	5,493,075
1,500,000(a)	Purple Re, 15.042%, (1 Month U.S. Treasury Bill + 1,050 bps), 6/5/26 (144A)	1,585,500
		$14,104,625

	Windstorm – U.S. Northeast — 0.3%
1,250,000(a)	3264 Re, 11.542%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/27 (144A)	$ 1,316,500
	Windstorm – U.S. Regional — 2.8%
2,450,000(a)	Citrus Re, 11.143%, (3 Month U.S. Treasury Bill + 659 bps), 6/7/26 (144A)	$ 2,557,065
750,000(a)	Citrus Re, 13.323%, (3 Month U.S. Treasury Bill + 877 bps), 6/7/26 (144A)	783,525
4,250,000(a)	Citrus Re, 13.811%, (3 Month U.S. Treasury Bill + 925 bps), 6/7/27 (144A)	4,410,225
4,500,000(a)	Citrus Re, 15.061%, (3 Month U.S. Treasury Bill + 1,050 bps), 6/7/27 (144A)	4,717,350
		$12,468,165

The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/249

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Winterstorm – Florida — 3.5%
5,700,000(a)	Integrity Re, 17.426%, (1 Month U.S. Treasury Bill + 1,286 bps), 6/6/25 (144A)	$ 5,700,000
8,900,000(a)	Lightning Re, 15.561%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	9,478,500
		$15,178,500

	Total Event Linked Bonds	$369,862,771

Face Amount USD ($)
	Collateralized Reinsurance — 7.2%
	Multiperil – U.S. — 0.6%
2,500,000(b)(c)+	Cheltenham-PI0051 Re 2024, 5/31/30	$ 2,283,898
500,000(b)(c)+	Mangrove Risk Solutions, 5/10/25 (144A)	474,079
		$2,757,977

	Multiperil – U.S. Regional — 1.1%
4,992,000(b)(c)+	Ailsa Re 2024, 5/31/29	$ 4,913,716
	Multiperil – Worldwide — 1.1%
5,000,000(b)(c)+	Merion Re 2024-2, 12/31/29	$ 4,925,971
	Windstorm – Florida — 0.6%
2,811,750(b)(c)+	Mangrove Risk Solutions, 5/31/30	$ 2,806,574
	Windstorm – North Carolina — 0.7%
2,000,000(b)(c)+	Mangrove Risk Solutions, 4/30/30	$ 2,010,400
700,000(b)(c)+	Mangrove Risk Solutions, 4/30/30	702,940
500,000(b)(c)+	Mangrove Risk Solutions, 4/30/30	501,700
		$3,215,040

	Windstorm – U.S. — 1.4%
3,000,000(b)(c)+	Aberystwyth-PI0049, 11/30/27	$ 2,946,902
3,000,000(b)(c)+	PI0048 Re 2024, 11/30/27	2,948,705
		$5,895,607

	Windstorm – U.S. Multistate — 1.3%
5,500,000(b)(c)+	White Heron Re, 5/31/30	$ 5,588,689
The accompanying notes are an integral part of these financial statements.
10Pioneer CAT Bond Fund | Annual Report | 10/31/24

Face Amount USD ($)		Value
	Windstorm – U.S. Regional — 0.4%
1,500,000(b)(c)+	Oakmont Re 2024, 4/1/30	$ 1,501,656
	Total Collateralized Reinsurance	$31,605,230

	Total Insurance-Linked Securities (Cost $391,275,742)	$401,468,001

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 91.4% (Cost $391,275,742)	$401,468,001
	OTHER ASSETS AND LIABILITIES — 8.6%	$37,684,720
	net assets — 100.0%	$439,152,721

bps	Basis Points.
EURIBOR	Euro Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2024, the value of these securities amounted to $370,336,850, or 84.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2024.
(b)	Non-income producing security.
(c)	Issued as participation notes.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
3264 Re	6/24/2024	$1,250,000	$1,316,500
3264 Re	6/24/2024	500,000	544,400
Aberystwyth-PI0049	7/1/2024	2,624,250	2,946,902
Acorn Re	1/10/2024	6,499,752	6,480,500
Acorn Re	10/25/2024	5,750,000	5,750,000
Acorn Re	10/25/2024	5,750,000	5,750,000
Ailsa Re 2024	8/27/2024	4,737,656	4,913,716
Alamo Re	4/12/2023	5,079,061	5,244,500
Alamo Re	9/25/2023	501,190	519,250
Alamo Re	4/4/2024	1,500,000	1,566,750
Alamo Re	4/4/2024	1,500,000	1,562,550
Alamo Re	4/4/2024	3,000,000	3,182,100
Aquila Re	5/10/2023	400,000	422,720
Aquila Re	5/10/2023	250,000	259,450
Aquila Re	5/10/2023	1,400,000	1,492,400
Aquila Re	4/26/2024	2,250,000	2,306,025
Aquila Re	4/26/2024	3,750,000	3,973,125
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2411

Schedule of Investments  |  10/31/24 (continued)
Restricted Securities	Acquisition date	Cost	Value
Armor Re	4/11/2024	$2,000,000	$2,096,000
Ashera Re	3/21/2024	5,750,000	5,852,925
Atela Re, Ltd.	4/29/2024	3,000,000	3,142,800
Atlas Capital	5/17/2023	2,150,000	2,198,805
Atlas Re	5/24/2024	3,000,000	3,343,500
Azzurro Re II	3/21/2024	1,085,650	1,088,729
Baldwin Re	6/21/2023	750,000	769,725
Black Kite Re	6/6/2023	2,064,479	2,106,170
Blue Halo Re	2/14/2024	1,005,191	950,000
Blue Ridge Re	11/14/2023	500,000	519,500
Blue Sky Re	12/11/2023	2,152,900	2,251,425
Bonanza Re	1/27/2023	716,880	747,750
Cape Lookout Re	4/14/2023	1,507,228	1,569,450
Cat Re 2001	11/14/2023	9,183,458	9,436,850
Charles River Re	4/5/2024	1,000,000	1,025,600
Cheltenham-PI0051 Re 2024	7/1/2024	1,966,257	2,283,898
Citrus Re	4/27/2023	750,000	783,525
Citrus Re	4/27/2023	2,478,618	2,557,065
Citrus Re	3/19/2024	4,250,000	4,410,225
Citrus Re	3/19/2024	4,500,000	4,717,350
First Coast Re	3/24/2023	600,000	627,060
FloodSmart Re	2/23/2023	1,000,000	1,055,800
FloodSmart Re	2/23/2023	250,000	225,000
FloodSmart Re	2/29/2024	7,750,000	8,157,650
FloodSmart Re	2/29/2024	2,000,000	2,058,600
FloodSmart Re	10/23/2024	3,582,056	3,583,650
Foundation Re	12/19/2023	5,250,000	5,402,250
Four Lakes Re	3/3/2023	250,000	257,400
Four Lakes Re	12/8/2023	3,261,255	3,334,825
Four Lakes Re	12/8/2023	2,750,388	2,885,575
Galileo Re	12/4/2023	3,050,000	3,147,905
Galileo Re	12/4/2023	3,232,186	3,265,920
Gateway Re	2/3/2023	500,000	542,450
Gateway Re	7/14/2023	5,336,971	5,493,075
Gateway Re	3/11/2024	750,000	766,725
Gateway Re	3/11/2024	4,186,908	4,236,825
Gateway Re	6/24/2024	941,152	996,900
Herbie Re	2/15/2024	6,000,000	5,638,200
Herbie Re	2/15/2024	1,500,000	1,399,200
High Point Re	12/1/2023	1,500,000	1,536,300
Hypatia Re	3/27/2023	1,100,000	1,149,830
Integrity Re	3/23/2023	5,783,625	5,700,000
Integrity Re	3/1/2024	3,000,000	2,250,000
Integrity Re	3/1/2024	1,500,000	967,500
International Bank for Reconstruction & Development	3/17/2023	250,000	253,675
International Bank for Reconstruction & Development	4/3/2024	1,500,000	1,522,500
International Bank for Reconstruction & Development	4/3/2024	2,000,000	2,105,800
The accompanying notes are an integral part of these financial statements.
12Pioneer CAT Bond Fund | Annual Report | 10/31/24

Restricted Securities	Acquisition date	Cost	Value
International Bank for Reconstruction & Development	4/3/2024	$500,000	$502,650
International Bank for Reconstruction & Development	4/25/2024	2,990,879	3,060,900
International Bank for Reconstruction & Development	5/1/2024	1,500,000	1,551,000
Kendall Re	4/22/2024	2,500,000	2,594,750
Kendall Re	4/22/2024	10,000,000	10,160,000
Kilimanjaro II Re	6/24/2024	2,250,000	2,313,450
Kilimanjaro II Re	6/24/2024	4,500,000	4,688,100
Kilimanjaro III Re	1/8/2024	1,618,561	1,685,125
Kilimanjaro III Re	1/12/2024	2,947,787	3,016,200
Lightning Re	3/20/2023	9,253,373	9,478,500
Locke Tavern Re	3/23/2023	1,150,000	1,185,190
Logistics Re	10/22/2024	5,500,000	5,499,453
Long Point Re IV	2/23/2023	3,979,703	4,079,600
Longleaf Pine Re	10/15/2024	4,309,587	4,406,000
Lower Ferry Re	6/23/2023	2,500,429	2,579,250
Lower Ferry Re	3/11/2024	1,924,936	1,962,510
Mangrove Risk Solutions	6/17/2024	449,306	474,079
Mangrove Risk Solutions	7/9/2024	1,854,123	2,010,400
Mangrove Risk Solutions	7/9/2024	657,665	702,940
Mangrove Risk Solutions	7/9/2024	474,211	501,700
Mangrove Risk Solutions	8/5/2024	2,556,990	2,806,574
Marlon Re	5/24/2024	500,000	503,250
Matterhorn Re	1/26/2024	7,514,423	7,507,500
Mayflower Re	6/26/2023	1,750,000	1,810,725
Mayflower Re	6/21/2024	2,000,000	2,066,600
Mayflower Re	7/19/2024	3,287,923	3,388,775
Merion Re 2024-2	8/12/2024	4,253,750	4,925,971
Merna Re II	4/5/2023	350,000	367,500
Merna Re II	4/5/2023	700,000	741,930
Merna Re II	1/12/2024	5,692,563	5,870,250
Merna Re II	5/8/2024	750,000	772,984
Merna Re II	5/8/2024	2,000,000	1,995,000
Merna Re II	5/8/2024	5,014,842	5,258,880
MetroCat Re	5/12/2023	2,016,410	2,050,600
Mona Lisa Re	1/27/2023	3,230,505	3,314,025
Mona Lisa Re	6/13/2024	500,000	547,650
Montoya Re	2/28/2023	5,006,998	5,058,000
Mystic Re	12/12/2023	11,280,961	11,526,750
Mystic Re IV	1/31/2023	243,495	252,625
Mystic Re IV	9/19/2023	3,338,401	3,363,400
Nakama Re	4/14/2023	250,000	250,075
Nakama Re	4/16/2024	8,001,438	7,996,800
Nature Coast Re	11/16/2023	2,259,988	2,300,625
Northshore Re II	10/5/2023	3,053,464	3,111,600
Oakmont Re 2024	5/23/2024	1,331,036	1,501,656
Palm Re	4/4/2024	7,000,000	7,320,600
PI0048 Re 2024	6/12/2024	2,527,350	2,948,705
Puerto Rico Parametric Re	6/14/2024	500,000	525,250
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2413

Schedule of Investments  |  10/31/24 (continued)
Restricted Securities	Acquisition date	Cost	Value
Purple Re	4/6/2023	$3,283,928	$3,185,000
Purple Re	6/27/2023	1,500,000	1,585,500
Purple Re	4/2/2024	3,600,000	3,726,720
Queen Street Re	5/12/2023	3,956,963	4,062,575
Ramble Re	2/26/2024	5,000,000	4,875,000
Residential Re	1/30/2023	499,159	498,500
Residential Re	9/19/2023	491,002	492,600
Residential Re	11/7/2023	493,358	498,450
Residential Re	7/10/2024	2,369,318	2,482,500
Sakura Re	5/24/2023	995,298	1,006,300
Sanders Re	5/24/2023	1,000,000	1,065,000
Sanders Re	1/16/2024	4,776,720	4,930,500
Sanders Re II	1/30/2023	246,108	250,750
Sanders Re III	2/14/2023	1,450,244	1,499,250
Sanders Re III	3/24/2023	700,000	727,020
Solomon Re	6/12/2023	2,558,078	2,620,380
Stabilitas Re	6/7/2023	3,913,408	4,020,120
Sussex Re	1/27/2023	1,249,298	1,256,250
Sutter Re	6/6/2023	1,523,270	1,563,001
Sutter Re	6/6/2023	7,128,622	7,339,500
Titania Re	2/16/2023	1,000,000	1,064,700
Titania Re	2/16/2023	4,779,966	5,052,575
Tomoni Re	5/31/2023	1,488,554	1,495,950
Tomoni Re	3/25/2024	750,000	742,725
Topanga Re	10/5/2023	1,560,547	1,640,925
Torrey Pines Re	5/18/2023	2,100,000	2,164,470
Torrey Pines Re	7/16/2024	506,345	520,800
Ursa Re	10/10/2023	2,273,116	2,366,325
Ursa Re	12/22/2023	1,001,178	1,023,200
Ursa Re	1/8/2024	1,757,739	1,824,550
Ursa Re II	1/10/2024	1,500,668	1,512,000
Veraison Re	1/30/2024	2,000,000	2,061,600
Vitality Re XIII	3/6/2023	490,037	497,300
Vitality Re XV	1/22/2024	1,000,000	998,800
Vitality Re XV	1/22/2024	500,000	500,200
White Heron Re	8/7/2024	5,124,160	5,588,689
Windmill III Re DAC	6/12/2024	810,450	810,509
Winston Re	2/14/2024	2,250,000	2,361,375
Winston Re	2/14/2024	500,000	377,500
Total Restricted Securities			$401,468,001
% of Net assets			91.4%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
USD	4,166,425	EUR	3,750,000	JPMorgan Chase Bank NA	12/20/24	$78,359
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$78,359
The accompanying notes are an integral part of these financial statements.
14Pioneer CAT Bond Fund | Annual Report | 10/31/24

USD	United States Dollar
EUR	Euro
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2024, aggregated $371,589,902 and $61,507,654, respectively.
At October 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $400,946,689 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,498,438
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,977,094)
Net unrealized appreciation	$521,344
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2415

Schedule of Investments  |  10/31/24 (continued)
The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	$—	$—	$2,757,977	$2,757,977
Multiperil – U.S. Regional	—	—	4,913,716	4,913,716
Multiperil – Worldwide	—	—	4,925,971	4,925,971
Windstorm – Florida	—	—	2,806,574	2,806,574
Windstorm – North Carolina	—	—	3,215,040	3,215,040
Windstorm – U.S.	—	—	5,895,607	5,895,607
Windstorm – U.S. Multistate	—	—	5,588,689	5,588,689
Windstorm – U.S. Regional	—	—	1,501,656	1,501,656
All Other Insurance-Linked Securities	—	369,862,771	—	369,862,771
Total Investments in Securities	$—	$369,862,771	$31,605,230	$401,468,001
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$78,359	$—	$78,359
Total Other Financial Instruments	$—	$78,359	$—	$78,359
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 10/31/23	$2,742,800
Realized gain (loss)(1)	2
Change in unrealized appreciation (depreciation)(2)	2,786,153
Return of Capital	(10,292,105)
Purchases	36,372,327
Sales	(3,947)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/24	$31,605,230
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended October 31, 2024, there were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2024:	$3,048,476
The accompanying notes are an integral part of these financial statements.
16Pioneer CAT Bond Fund | Annual Report | 10/31/24

Statement of Assets and Liabilities  |  10/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $391,275,742)	$401,468,001
Cash	34,375,389
Unrealized appreciation on forward foreign currency exchange contracts	78,359
Receivables —
Fund shares sold	2,318,667
Dividends	39
Interest	3,206,964
Other assets	41,507
Total assets	$441,488,926
LIABILITIES:
Foreign currency due to custodian	$1,944
Payables —
Fund shares repurchased	2,117,420
Trustees’ fees	1,219
Transfer agent fees	77,549
Management fees	42,864
Administrative expenses	8,066
Distribution fees	18
Accrued expenses	87,125
Total liabilities	$2,336,205
NET ASSETS:
Paid-in capital	$401,076,083
Distributable earnings	38,076,638
Net assets	$439,152,721
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $890,181/75,946 shares)	$11.72
Class K (based on $56,008,536/4,808,919 shares)	$11.65
Class Y (based on $382,254,004/32,854,733 shares)	$11.63
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.72 net asset value per share/100%-4.50% maximum sales charge)	$12.27
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2417

Statement of Operations FOR THE YEAR ENDED 10/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $(1,763))	$30,815,246
Dividends from unaffiliated issuers	3,529,542
Total Investment Income		$34,344,788
EXPENSES:
Management fees	$3,235,416
Administrative expenses	76,523
Transfer agent fees
Class A	139
Class K	19
Class Y	272,020
Distribution fees
Class A	906
Shareholder communications expense	15,318
Custodian fees	3,252
Registration fees	130,633
Professional fees	96,111
Printing expense	25,519
Officers’ and Trustees’ fees	11,899
Insurance expense	1,279
Miscellaneous	24,505
Total expenses		$3,893,539
Net investment income		$30,451,249
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(490,719)
Forward foreign currency exchange contracts	(121,889)
Other assets and liabilities denominated in foreign currencies	(13,015)	$(625,623)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$8,679,650
Forward foreign currency exchange contracts	93,049
Other assets and liabilities denominated in foreign currencies	(137)	$8,772,562
Net realized and unrealized gain (loss) on investments		$8,146,939
Net increase in net assets resulting from operations		$38,598,188
The accompanying notes are an integral part of these financial statements.
18Pioneer CAT Bond Fund | Annual Report | 10/31/24

Statement of Changes in Net  Assets
	Year Ended 10/31/24	Period From 1/27/23* to 10/31/23
FROM OPERATIONS:
Net investment income (loss)	$30,451,249	$4,147,865
Net realized gain (loss) on investments	(625,623)	356,343
Change in net unrealized appreciation (depreciation) on investments	8,772,562	1,498,088
Net increase in net assets resulting from operations	$38,598,188	$6,002,296
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.84 and $— per share, respectively)	$(11,981)	$—
Class K ($0.98 and $— per share, respectively)	(809,165)	—
Class Y ($0.97 and $— per share, respectively)	(6,984,130)	—
Total distributions to shareholders	$(7,805,276)	$—
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$483,555,164	$102,533,307
Reinvestment of distributions	7,799,623	—
Cost of shares repurchased	(167,194,321)	(24,336,260)
Net increase in net assets resulting from Fund share transactions	$324,160,466	$78,197,047
Net increase in net assets	$354,953,378	$84,199,343
NET ASSETS:
Beginning of period	$84,199,343	$—
End of period	$439,152,721	$84,199,343
*	The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2419

Statement of Changes in Net  Assets
(continued)
	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount	Period From 1/27/23* to 10/31/23 Shares	Period From 1/27/23* to 10/31/23 Amount
Class A
Shares sold	66,202	$741,978	100,460	$1,004,972
Reinvestment of distributions	1,034	10,715	—	—
Less shares repurchased	(45,310)	(504,596)	(46,440)	(501,545)
Net increase	21,926	$248,097	54,020	$503,427
Class K
Shares sold	4,048,765	$43,414,863	928,213	$9,553,900
Reinvestment of distributions	78,866	809,165	—	—
Less shares repurchased	(193,641)	(2,152,104)	(53,284)	(577,599)
Net increase	3,933,990	$42,071,924	874,929	$8,976,301
Class Y
Shares sold	40,671,210	$439,398,323	8,787,638	$91,974,435
Reinvestment of distributions	680,287	6,979,743	—	—
Less shares repurchased	(15,123,217)	(164,537,621)	(2,161,185)	(23,257,116)
Net increase	26,228,280	$281,840,445	6,626,453	$68,717,319
*	The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
20Pioneer CAT Bond Fund | Annual Report | 10/31/24

Financial Highlights
	Year Ended 10/31/24	1/27/23* to 10/31/23
Class A
Net asset value, beginning of period	$11.12	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.23	$0.77
Net realized and unrealized gain (loss) on investments	0.21	0.35
Net increase (decrease) from investment operations	$1.44	$1.12
Distributions to shareholders:
Net investment income	$(0.84)	$—
Total distributions	$(0.84)	$—
Net increase (decrease) in net asset value	$0.60	$1.12
Net asset value, end of period	$11.72	$11.12
Total return (b)	13.98%	11.20%(c)
Ratio of net expenses to average net assets	1.70%	1.68%(d)
Ratio of net investment income (loss) to average net assets	11.09%	9.65%(d)
Portfolio turnover rate	25%	77%(c)
Net assets, end of period (in thousands)	$890	$601
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.70%	2.26%(d)
Net investment income (loss) to average net assets	11.09%	9.07%(d)
*	Class A commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2421

Financial Highlights  (continued)
	Year Ended 10/31/24	1/27/23* to 10/31/23
Class K
Net asset value, beginning of period	$11.15	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.25	$0.86
Net realized and unrealized gain (loss) on investments	0.23	0.29
Net increase (decrease) from investment operations	$1.48	$1.15
Net investment income	(0.98)	—
Total distributions	$(0.98)	$—
Net increase (decrease) in net asset value	$0.50	$1.15
Net asset value, end of period	$11.65	$11.15
Total return (b)	14.43%	11.50%(c)
Ratio of net expenses to average net assets	1.33%	1.39%(d)
Ratio of net investment income (loss) to average net assets	11.46%	10.70%(d)
Portfolio turnover rate	25%	77%(c)
Net assets, end of period (in thousands)	$56,009	$9,755
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.33%	1.96%(d)
Net investment income (loss) to average net assets	11.46%	10.13%(d)
*	Class K commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
22Pioneer CAT Bond Fund | Annual Report | 10/31/24

	Year Ended 10/31/24	1/27/23* to 10/31/23
Class Y
Net asset value, beginning of period	$11.14	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.23	$0.85
Net realized and unrealized gain (loss) on investments	0.23	0.29
Net increase (decrease) from investment operations	$1.46	$1.14
Net investment income	(0.97)	—
Total distributions	$(0.97)	$—
Net increase (decrease) in net asset value	$0.49	$1.14
Net asset value, end of period	$11.63	$11.14
Total return (b)	14.27%	11.40%(c)
Ratio of net expenses to average net assets	1.46%	1.50%(d)
Ratio of net investment income (loss) to average net assets	11.27%	10.55%(d)
Portfolio turnover rate	25%	77%(c)
Net assets, end of period (in thousands)	$382,254	$73,843
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.46%	2.11%(d)
Net investment income (loss) to average net assets	11.27%	9.94%(d)
*	Class Y commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2423

Notes to Financial Statements  |  10/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer CAT Bond Fund (the “Fund”) is a series of Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class C shares had not commenced operations as of October 31, 2024. Class A, Class K and Class Y shares commenced operations on January 27, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
24Pioneer CAT Bond Fund | Annual Report | 10/31/24

risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer CAT Bond Fund | Annual Report | 10/31/2425

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
26Pioneer CAT Bond Fund | Annual Report | 10/31/24

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer CAT Bond Fund | Annual Report | 10/31/2427

At October 31, 2024, the Fund reclassified $1,280,800 to increase distributable earnings and $1,280,800 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2024, the Fund was permitted to carry forward indefinitely $491,033 of short-term losses and $0 of long-term losses.
The tax character of distributions paid during the year ended October 31, 2024 and period ended October 31, 2023 was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$7,805,276	$—
Total	$7,805,276	$—
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$38,046,327
Capital loss carryforward	(491,033)
Net unrealized appreciation	521,344
Total	$38,076,638
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to ILS securities and the mark-to-market of foreign currency contracts.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $809 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the
28Pioneer CAT Bond Fund | Annual Report | 10/31/24

classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund generally pays dividends from any net investment income in December. Short- and long-term capital gain distributions are paid in November. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
Pioneer CAT Bond Fund | Annual Report | 10/31/2429

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets in catastrophe (CAT) bonds. The Fund may also invest in other forms of insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.I.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less
30Pioneer CAT Bond Fund | Annual Report | 10/31/24

liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial
Pioneer CAT Bond Fund | Annual Report | 10/31/2431

owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2024 are listed in the Schedule of Investments.
I.	Catastrophe (CAT) Bonds and Other Insurance-Linked Securities (“ILS”)
The Fund invests in CAT Bonds (also known as event-linked bonds) and may invest in other ILS. The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or
32Pioneer CAT Bond Fund | Annual Report | 10/31/24

magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, CAT bonds and other ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, CAT bonds and other ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Where the CAT bond or other ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
Pioneer CAT Bond Fund | Annual Report | 10/31/2433

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2024 was $434,136 and $3,993,190 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets up to $1 billion and 1.00% of the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2024, the effective management fee (exclusive of waivers and/or assumption of expenses) was equivalent to 1.20% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce
Fund expenses to 1.75%, 1.50% and 1.50% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations will be in effect through March 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $42,864 in management fees payable to the Adviser at October 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2024, the Fund paid $11,899 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for
34Pioneer CAT Bond Fund | Annual Report | 10/31/24

Trustees’ fees of $1,219 and a payable for administrative expenses of $8,066, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$248
Class K	45
Class Y	15,025
Total	$15,318
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Reflected on the Statement of Assets and Liabilities is $18 in distribution fees payable to the Distributor at October 31, 2024.
In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2024, there were no CDSCs paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the
Pioneer CAT Bond Fund | Annual Report | 10/31/2435

credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million. The upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2024, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been
36Pioneer CAT Bond Fund | Annual Report | 10/31/24

segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank NA	$78,359	$—	$—	$—	$78,359
Total	$78,359	$—	$—	$—	$78,359
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Pioneer CAT Bond Fund | Annual Report | 10/31/2437

Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$78,359	$—	$—
Total Value	$—	$—	$78,359	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2024, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(121,889)	$—	$—
Total Value	$—	$—	$(121,889)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$93,049	$—	$—
Total Value	$—	$—	$93,049	$—	$—
9. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory
38Pioneer CAT Bond Fund | Annual Report | 10/31/24

Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
Pioneer CAT Bond Fund | Annual Report | 10/31/2439

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer CAT Bond Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer CAT Bond Fund (the “Fund”) (a series of Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statement of changes in net assets for the period from January 27, 2023 (commencement of operations) through October 31, 2023 and the financial highlights for the period from January 27, 2023 (commencement of operations) through October 31, 2023 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the
40Pioneer CAT Bond Fund | Annual Report | 10/31/24

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Pioneer CAT Bond Fund | Annual Report | 10/31/2441

Additional Information (unaudited)  |  10/31/24
For the year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
42Pioneer CAT Bond Fund | Annual Report | 10/31/24

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer CAT Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2024 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2024, July 2024 and September 2024. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2024, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2024, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2024.
At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer CAT Bond Fund | Annual Report | 10/31/2443

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
44Pioneer CAT Bond Fund | Annual Report | 10/31/24

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal period was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal period was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into
Pioneer CAT Bond Fund | Annual Report | 10/31/2445

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
46Pioneer CAT Bond Fund | Annual Report | 10/31/24

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer CAT Bond Fund | Annual Report | 10/31/2447

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Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 33594-01-1224

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Introduction

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case- by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Scope

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff U.S. Investments (the “Proxy Coordinator”).

Oversight and Governance

Administration

The development, implementation, and management, to this Policy is the responsibility of the Policy Contact, in conjunction with the Policy Owner and relevant stakeholders.

Policy Exceptions

Temporary deviation from the requirements of this Policy is deemed an Exception. Exceptions are expected to be infrequent but may be justified to address and/or resolve specific internal business needs. Exceptions are to be raised to the Policy Owner for approval.

Policy Requirements

Roles and Responsibility

The below table outlines the roles and responsibilities applicable to this policy:

Individual Role	Responsibility
Policy Owner and Contact	Reviews and updates of this Policy as necessary.

Pioneer Funds Board of Trustees and US Compliance Committee	Provides final approval of material updates to this Policy, as necessary.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’ fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case- by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of Trustees of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N- PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skill, gender, ethnicity, and race may contribute to the overall quality of decision making and risk management.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders.

•	to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations 16 supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; And maintaining sound and safe working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’ assessment of the potential impact on shareholder value.

Conflicts of Interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Recordkeeping

The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Copies of this policy, and copies of records related to this policy shall be kept in accordance with Amundi US’ Books and Records Policy. This policy and procedure shall be periodically reviewed and updated consistent with the requirements and standards established by Amundi US.

Escalation and Management Reporting

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Management Reporting

Reporting is done to senior leadership on an as needed basis.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Review and Approval

Review

This Policy must be reviewed and validated annually (12-months) by the Policy Contact or designee, in conjunction with the Policy Owner and relevant stakeholders.

Approval

Material Updates to this Policy must be approved by the Pioneer Funds’ Board of Trustees and/or US Compliance Committee, as necessary.

Related regulations

•	Rule 30b1-4, Rule 31a1-3, and Rule 38a-1 under the Investment Company Act of 1940

•	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940

•	Form N-1A

•	Form N-PX

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Pioneer CAT Bond Fund

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer CAT Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2024 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2024, July 2024 and September 2024. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2024, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2024, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2024.

At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund. In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal period was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal period was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability. The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits. The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date January 6, 2025

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Principal Financial Officer

Date January 6, 2025

*	Print the name and title of each signing officer under his or her signature.